UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2016

AETHLON MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-37487 (Commission File Number)	13-3632859 (IRS Employer Identification Number)

9635 Granite Ridge Drive, Suite 100 San Diego, California (Address of principal executive offices)	92123 (Zip Code)

Registrant’s telephone number, including area code: (858) 459-7800

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by us from time to time with the Securities and Exchange Commission contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in such filings, the words "anticipate,” "believe," "estimate," "expect," "future," "intend," "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward-looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to our industry, our operations and results of operations and any businesses that we may acquire. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Common Stock Sales Agreement with H.C. Wainwright

On June 28, 2016, Aethlon Medical, Inc. (“we”) entered into a Common Stock Sales Agreement (the “Agreement”) with H.C. Wainwright & Co., LLC (“H.C. Wainwright”) which establishes an at-the-market equity program pursuant to which we may offer and sell shares of our common stock, par value $0.001 per share (“Common Stock”), from time to time as set forth in the Agreement. The Agreement provides for the sale of shares of our Common Stock (“Shares”) having an aggregate offering price of up to $12,500,000.

Subject to the terms and conditions set forth in the Agreement, H.C. Wainwright will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the Shares from time to time, based upon our instructions. We have provided H.C. Wainwright with customary indemnification rights, and H.C. Wainwright will be entitled to a commission at a fixed rate equal to three percent (3.0%) of the gross proceeds per Share sold. In addition, we have agreed to pay certain expenses incurred by H.C. Wainwright in connection with the Agreement, including up to $50,000 of the fees and disbursements of their counsel. The Agreement will terminate upon the sale of all of the Shares under the Agreement unless terminated earlier by either party as permitted under the Agreement.

Sales of the Shares, if any, under the Agreement shall be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made by means of ordinary brokers’ transactions, including on the Nasdaq Capital Market, at market prices or as otherwise agreed with H.C. Wainwright. We have no obligation to sell any of the Shares, and, at any time, we may suspend offers under the Agreement or terminate the Agreement.

This report incorporates the Agreement by reference into the shelf registration statement on Form S-3 (File No. 333-211151) that we filed with the Securities and Exchange Commission on May 5, 2016, in the form in which it became effective on May 12, 2016 (the “Registration Statement”). This report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The opinion of our counsel regarding the validity of the Shares that will be issued pursuant to the Agreement is filed herewith as Exhibit 5.1. This opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

2

Amendment of November 2014 Investment Documents

On June 27, 2016, we and certain investors (the “Investors”) entered into Amendments (the “Amendments”) to certain Convertible Promissory Notes in the original principal amount of $527,780 (the “Notes”) and Class A Common Stock Purchase Warrants to purchase an aggregate of 47,125 shares of Common Stock (the “Existing Warrants”) issued and sold by us to the Investors under a Subscription Agreement dated November 6, 2014. Each Amendment provides that the Maturity Date (as defined in the Notes) is extended from June 1, 2016 to July 1, 2017 and that the Conversion Price (as defined in the Notes) is reduced from $5.60 per share of Common Stock to $5.00 per share of Common Stock. In addition, we reduced the Purchase Price (as defined in the Existing Warrants) from $8.40 per share to $5.00 per share. In connection with these modifications, each of the Investors signed a Consent and Waiver providing its consent under certain restrictive provisions, and waiving certain rights, including a right to participate in certain offerings made by us, under a Securities Purchase Agreement dated June 23, 2015, to which we, the Investors and certain other investors are parties, in order to facilitate the at-the-market equity program described above in this report.

The Amendments also increase the principal amount of the Notes to $692,811.23 (in the aggregate) to (i) include accrued and unpaid interest through June 15, 2016, and (ii) increase the principal amount by $80,000 (in the aggregate) as an extension fee for the extended maturity date of the Notes set forth above. With respect to each Note, we entered into an Allonge to Convertible Promissory Note (each, an “Allonge”) reflecting the changes in the principal amount, Maturity Date and Conversion Price of the Note.

We also issued to the Investors new warrants (the “New Warrants”) to purchase an aggregate of 30,000 shares of Common Stock with a Purchase Price (as defined in the New Warrants) of $5.00 per share of Common Stock. We issued the New Warrants in substantially the same form as the Existing Warrants, and the New Warrants will expire on November 6, 2019, the same date on which the Existing Warrants will expire.

The foregoing description of the Amendments, the Consents and Waivers, the Allonges, and the New Warrants does not purport to be complete and is qualified in its entirety by reference to the form of Amendment attached hereto as Exhibit 4.1, the form of Consent and Waiver attached hereto as Exhibit 10.2, the form of Allonge to Convertible Promissory Note attached hereto as Exhibit 4.2, and the form of Class A Common Stock Purchase Warrant attached hereto as Exhibit 4.3, all of which are incorporated herein by reference.

Amendment of December 2014 Warrants

On June 27, 2016, we and certain investors (the “Unit Investors”) entered into Consent and Waiver and Amendment agreements (the “CWAs”), relating to an aggregate of 264,000 Warrants to Purchase Common Stock (the “Unit Warrants”) we had issued to the Unit Investors on December 2, 2014 pursuant to a Securities Purchase Agreement dated November 26, 2014 (the “2014 SPA”). In the CWAs, each of the Unit Investors provided its consent under certain restrictive provisions, and waived certain rights, including a right to participate in certain offerings made by us, under the 2014 SPA in order to facilitate the at-the-market equity program described above in this report. Pursuant to the CWAs, we reduced the Exercise Price (as defined in the Unit Warrants) from $15.00 per share of Common Stock to $5.00 per share of Common Stock. At any time that the shares of Common Stock underlying the Unit Warrants are covered by an effective registration statement that permits the public resale of the shares, if the Unit Investors exercise the Unit Warrants, they must do so in a cash exercise, which could yield up to $1,320,000 in proceeds to us.

The foregoing description of the CWAs does not purport to be complete and is qualified in its entirety by reference to the form of Consent and Waiver and Amendment attached hereto as Exhibit 4.4, which is incorporated herein by reference.

3

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The New Warrants were issued in a private placement transaction, exempt from registration, under Section 4(a)(2) of the Securities Act of 1933, as amended.

ITEM 8.01	OTHER EVENTS.

On June 27, 2016, we issued a press release announcing that, as of that date, we had been added to the Russell Microcap® Index.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

EXHIBIT NO.	DESCRIPTION

4.1	Form of Amendment to Notes and Warrants dated June 27, 2016
4.2	Form of Allonge to Convertible Promissory Note dated June 27, 2016
4.3	Form of Class A Common Stock Purchase Warrant issued June 27, 2016
4.4	Form of Consent and Waiver and Amendment dated June 27, 2016
5.1	Opinion of Raines Feldman LLP
10.1	Common Stock Sales Agreement, dated June 28, 2016, between Aethlon Medical, Inc. and H.C. Wainwright & Co., LLC
10.2	Form of Consent and Waiver dated June 27, 2016
99.1	Press Release entitled “Aethlon Medical Joins Russell Microcap® Index”

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETHLON MEDICAL, INC.

By: /s/ James B. Frakes
James B. Frakes
Dated: June 28, 2016	Chief Financial Officer

5

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

4.1	Form of Amendment to Notes and Warrants dated June 27, 2016
4.2	Form of Allonge to Convertible Promissory Note dated June 27, 2016
4.3	Form of Class A Common Stock Purchase Warrant issued June 27, 2016
4.4	Form of Consent and Waiver and Amendment dated June 27, 2016
5.1	Opinion of Raines Feldman LLP
10.1	Common Stock Sales Agreement, dated June 28, 2016, between Aethlon Medical, Inc. and H.C. Wainwright & Co., LLC
10.2	Form of Consent and Waiver dated June 27, 2016
99.1	Press Release entitled “Aethlon Medical Joins Russell Microcap® Index”